Exhibit 10.17

Equity Transfer Agreement

Transferor: Junan Hongrun Foodstuff Co., Ltd.

(Party: A)

Transferee: International Lorain Holding, Inc.

(Party: B)

In accordance with the negotiations between two parties, the two parties conclude this equity transfer agreement, as follows:

I

the two parties are as follows:

Transferor: Junan Hongrun Foodstuff Co., Ltd (Party: A)

Address of Party A: Guangfang Village, Shizilu Town, Junan County, Shandong Province
Legal Representatives：Lihua Liu
Nationality: Chinese

Transferee: International Lorain Holding, Inc. (Party: B)

Address of Party B: 4th Floor, Scotia Center, George Town, Cayman Islands
Legal Representatives：Hisashi Akazawa
Nationality：Japanese

II

Party A agrees to transfer 30% of the Beijing Lorain Foodstuff Co., Ltd’s equity that it holds, all amount of US378, 000(RMB3million) to Party B.

III

Within 90 days from the effective day, Part B should pay the equity transfer fee to Part A by bank transfer for 3 times in accordance with the currency and amount stated above.

IV

Party B shares and assumes all the rights and obligations that stated in Junan Hongrun Foodstuff Co., Ltd’s Charter that hold by Party A.

V

If either party of the agreement fail to implement the terms herein partly or totally, the party will bear responsibility for breach of the agreement. Should the breach is caused by two parties; each will take corresponding responsibility for breach of the agreement. The establishments, force, explanations, commence and solutions of dispute are governed by the laws of PRC. The disputes between two parties should be resolved through consultations, otherwise, two parties hereby submit to the jurisdiction of the Junan County People's Court.

VI

This agreement is made in the office of Junan Hongrun Foodstuff Co., Ltd. in September 5th of 2006.

Please confirm that the foregoing is in accordance with your understanding of our agreement by signing a copy of this letter

Party A：Junan Hongrun Foodstuff Co., Ltd
Legal Representatives

Party B: International Lorain Holding, Inc.
Legal Representatives